SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                              Amendment No. 1 to
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 6, 2000

                        FOUNTAIN COLONY VENTURES, INC.
            (Exact name of registrant as specified in its charter)


Colorado                    33-27230                   95-4734398
(State of                  (Commission              (I.R.S. Employer
Incorporation)             File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
                   (Address of principal executive offices)


                              011-81-52-937-8840
             (Registrant's telephone number, including area code)

                1621 Altivo Way, Los Angeles, California 90026
        (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.
-----------------------------------------------

On April 6, 2000, Fountain Colony Ventures, Inc., a Colorado corporation ("Fountain Colony"), Green Medical Company, Ltd., a Japanese corporation ("Green Medical") and Mr. Katumori Hayashi consummated a stock for stock exchange (collectively referred to as the "Reorganization") as described below in this report. See "Item 2. -- Acquisition or Disposition of Assets." In connection with the Reorganization, Mr. Katumori Hayashi transferred ownership of one hundred percent of all the issued and outstanding shares of capital stock of Green Medical to Fountain Colony in exchange for being issued 21,420,000 shares of the common stock, $0.001 par value, of Fountain Colony. Mr. Hayashi then transferred ownership of 2,142,000 of the shares of Fountain Colony common stock to Top Dog, LLC, a Nevada limited liability company. As a result, Mr. Katumori Hayashi now owns 19,278,000 shares, or approximately 74.04%, of the issued and outstanding shares of Fountain Colony common stock. Top Dog, LLC now owns 2,142,000 shares, or approximately 8.23%, of the issued and outstanding shares of Fountain Colony common stock.

The Agreement and Plan of Reorganization, as amended, provides that in the event Fountain Colony fails to meet the financial requirements for an initial listing as a NASDAQ SmallCap company on or before June 30, 2000, that 5,000,000 shares issued to Katumori Hayashi in connection with the Reorganization are to be returned to Fountain Colony to be canceled or held as treasury shares, without payment of any further consideration.

The following table sets forth certain information with respect to the beneficial ownership of Fountain Colony Common Stock, by: (a) each person known by Fountain Colony to beneficially own more than 5% of the Fountain Colony common stock, (b) each director of Fountain Colony, (c) all directors and executive officers of Fountain Colony, as a group, as of April 6, 2000:

                                     AMOUNT AND NATURE   PERCENTAGE OF
                                     OF BENEFICIAL       OUTSTANDING
NAME OF BENEFICIAL OWNER             OWNERSHIP           COMMON STOCK(1)
-------------------------            ------------------  -----------------

Katumori Hayashi ........              19,278,000            74.04%
Top Dog, LLC ............               2,142,000             8.23%
Patrick C. Brooks........               1,386,000             5.32%
Satomi Hayashi...........                       0             0%
Masahiko Takeda .........                       0             0%

All Executive Officers
and Directors of Fountain
Colony as a group, 3 persons           19,278,000            74.04%

As part of the Reorganization, Patrick C. Brooks resigned as the sole director and officer of Fountain Colony, and the management of Green Medical was appointed as the new management of Fountain Colony. Katumori Hayashi, Satomi Hayashi and Masahiko Takeda are the new directors of Fountain Colony.
Katumori Hayashi is the chairman of the board of directors, president and chief executive officer of Fountain Colony. Satomi Hayashi is the secretary of Green Medical. Masahiko Takeda is the treasurer of Fountain Colony.
Satomi Hayashi is the wife of Katumori Hayashi.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

On April 6, 2000, Fountain Colony, Green Medical, and Mr. Katumori Hayashi consummated the Reorganization. In connection with the Reorganization, Mr. Katumori Hayashi transferred ownership of one hundred percent of all the issued and outstanding shares of capital stock of Green Medical to Fountain Colony in exchange for being issued 21,420,000 shares of the common stock, $0.001 par value, of Fountain Colony. Mr. Hayashi then transferred ownership of 2,142,000 of the shares of Fountain Colony common stock to Top Dog, LLC, a Nevada limited liability company.

The Agreement and Plan of Reorganization, as amended, provides that in the event Fountain Colony fails to meet the financial requirements for an initial listing as a NASDAQ SmallCap company on or before June 30, 2000, that 5,000,000 shares issued to Katumori Hayashi in connection with the Reorganization are to be returned to Fountain Colony to be canceled or held as treasury shares, without payment of any further consideration.

The terms of the Reorganization were negotiated on an arm's length basis through Green Medical, Mr. Hayashi and their representatives, and by Fountain Colony's former president, Patrick C. Brooks.

Green Medical owns and operates 25 pharmacies in Japan, most of which are located in or near Nagoya, Japan. Two pharmacies are located in Tokyo, Japan. Fountain Colony intends to continue to operate the 25 pharmacies in Japan through its wholly-owned subsidiary, Green Medical.

Item 4.   Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

Effective April 11, 2000, Fountain Colony dismissed Gerald R. Perlstein as the independent accountant previously engaged by Fountain Colony to audit the financial statements of Fountain Colony.

Gerald R. Perlstein previously audited the balance sheet of Fountain Colony as of September 30, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year ended September 30, 1999. Gerald R. Perlstein has not issued an adverse opinion or a disclaimer of opinion, nor has any report during the past year been qualified or modified as to uncertainty, audit scope, or accounting principles.

During Fountain Colony's most recent fiscal year, and any subsequent interim period preceding the dismissal of Gerald R. Perlstein, there were no disagreements with Gerald R. Perlstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During Fountain Colony's most recent fiscal year and any subsequent interim period preceding this change in certified accountants,

          (A) Gerald R. Perlstein did not advise Fountain Colony that the internal controls necessary for Fountain Colony to develop reliable financial statements do not exist;

          (B) Gerald R. Perlstein did not advise Fountain Colony that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

          (C) Gerald R. Perlstein did not advise Fountain Colony of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during said time period that if further investigated, may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with Fountain Colony's financial statements; or

          (D) Gerald R. Perlstein did not advise Fountain Colony that information had come to the accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

The decision to change accountants was recommended and approved by Fountain Colony's board of directors, who decided to use Green Medical's existing auditors as the new auditing firm for Fountain Colony.

On April 11, 2000, Fountain Colony engaged Jones, Jensen & Company, LLC as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years, and any subsequent interim period prior to engaging Jones, Jensen & Company, LLC, neither Fountain Colony nor someone on its behalf consulted Jones, Jensen & Company, LLC regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was either the subject of a disagreement (there were no disagreements as stated above) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

Item 7.   Financial Statements and Exhibits.
-------------------------------------------

(a) Financial statements of businesses acquired - Audited balance sheet of Green Medical Company, Ltd. as of June 30, 1999, and audited related statements of operations, comprehensive income (loss), stockholders' equity (deficit), and cash flows for the years ended June 30, 1999 and 1998.

(b) Pro forma financial information - Consolidated proforma financial statements as of June 30, 1999 and summary of assumptions and disclosures

(c)     Exhibits

Exhibit No.     Exhibit Description
----------      --------------------

2.1 Agreement and Plan of Reorganization dated January 19, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

2.2 Amendment to Agreement and Plan of Reorganization dated January 27, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

2.3 Second Amendment to Agreement and Plan of Reorganization dated March 23, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

16.1    Letter regarding resignation of certifying accountant.

                         GREEN MEDICAL COMPANY, LTD.

                             FINANCIAL STATEMENTS

                                JUNE 30, 1999

                               C O N T E N T S


Independent Auditors' Report............................................ 3

Balance Sheet........................................................... 4

Statements of Operations................................................ 6

Statements of Comprehensive Income (Loss)............................... 7

Statements of Stockholders' Equity (Deficit)............................ 8

Statements of Cash Flows................................................ 9

Notes to the Financial Statement........................................10

                         JONES, JENSEN & COMPANY, LLC
                 Certified Public Accountants and Consultants
                       50 South Main Street, Suite 1450
                          Salt Lake City, Utah 84144
                           Telephone (801) 328-4408
                           Facsimile (801) 328-4461



                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Green Medical Company, Ltd.
Nagoya, Japan


We have audited the accompanying balance sheet of Green Medical Company, Ltd. as of June, 30 1999 and the related statements of operations, comprehensive income (loss), stockholders' equity (deficit), and cash flows for the years ended June 30, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Medical Company, Ltd. as of June 30, 1999 and the results of its operations and its cash flows for the years ended June 30, 1999 and 1998 in conformity with generally accepted accounting principles.

/s/ Jones, Jensen & Company


Jones, Jensen & Company
Salt Lake City, Utah
February 28, 2000

                         GREEN MEDICAL COMPANY, LTD.
                                Balance Sheet
                                June 30, 1999


                                    ASSETS


CURRENT ASSETS

  Cash                                            $       143,131
  Accounts receivable, net (Note 2)                     1,286,562
  Other receivables                                        31,171
  Inventory (Note 2)                                      736,613
  Prepaid expenses                                         44,519
  Notes receivable, current (Note 5)                       14,412
  Marketable securities (Note 6)                           90,284
                                                  ----------------

    Total Current Assets                                2,346,692
                                                  ----------------

PROPERTY AND EQUIPMENT (NET) (Notes 2 and 4)            3,221,221
                                                  ----------------

OTHER ASSETS

  Notes receivable (Note 5)                                44,273
  Investments (Note 7)                                    160,051
  Lease deposits                                          232,997
  Other assets                                            156,453
                                                  ----------------

     Total Other Assets                                   593,774
                                                  ----------------

     TOTAL ASSETS                                 $     6,161,687
                                                  ================

  The accompanying notes are an integral part of these financial statements.

                                      F4

                         GREEN MEDICAL COMPANY, LTD.
                          Balance Sheet (Continued)
                                June 30, 1999


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


CURRENT LIABILITIES

  Accounts payable                               $   1,757,010
  Accounts payable, related parties (Note 3)           417,022
  Accrued expenses                                     301,086
  Accrued taxes and penalties payable (Note 8)       2,187,538
  Lease deposits                                        28,428
  Notes payable, current portion (Note 9)              656,011
                                                 --------------

    Total Current Liabilities                        5,347,095
                                                 --------------
LONG-TERM LIABILITIES

  Notes payable (Note 9)                             2,200,154
                                                 --------------

    Total Long-Term Liabilities                      2,200,154
                                                 --------------

    Total Liabilities                                7,547,249
                                                 --------------
COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock, no par value, 240 shares
   authorized, 200 shares issued and outstanding        87,474
  Other comprehensive income (loss)                   (283,082)
  Accumulated deficit                               (1,189,954)
                                                 --------------

    Total Stockholders' Equity (Deficit)            (1,385,562)
                                                 --------------
  TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY (DEFICIT)                             $   6,161,687
                                                 ==============

  The accompanying notes are an integral part of these financial statements.

                                      F5

                         GREEN MEDICAL COMPANY, LTD.
                           Statements of Operations
                            Years ended June 30,


                                                      1999         1998
                                                 -------------- --------------
REVENUE

  Net sales                                      $   8,332,319  $   6,619,195
  Cost of goods sold                                 4,598,931      3,574,184
                                                 -------------- --------------

    Gross Profit                                     3,733,388      3,045,011
                                                 -------------- --------------

EXPENSES

  General and administrative                         3,640,687      2,687,780
  Depreciation                                         213,282         69,036
                                                 -------------- --------------

    Total Expenses                                   3,853,969      2,756,816
                                                 -------------- --------------

INCOME (LOSS) FROM OPERATIONS                         (120,581)       288,195
                                                 -------------- --------------
OTHER INCOME (EXPENSE)

  Interest and dividend income                             217          4,131
  Miscellaneous income                                  69,504         39,704
  Interest expense                                    (138,738)       (34,527)
  Miscellaneous expense                                (42,722)        (9,620)
  Unrealized loss on investments (Note 6)             (113,901)       (34,719)
  Loss on disposition of asset                               -         (2,697)
                                                 -------------- --------------

    Total Other Income (Expense)                      (225,640)       (37,728)
                                                 -------------- --------------

INCOME (LOSS) BEFORE INCOME TAXES                     (346,221)       250,467

  Income tax expense                                         -       (102,510)
                                                 -------------- --------------

NET INCOME (LOSS)                                $    (346,221) $     147,957
                                                 ============== ==============

BASIC INCOME (LOSS) PER SHARE                    $   (1,731.11) $      739.79
                                                 ============== ==============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING              200            200
                                                 ============== ==============

  The accompanying notes are an integral part of these financial statements.

                                      F6

                         GREEN MEDICAL COMPANY, LTD.
                  Statements of Comprehensive Income (Loss)
                             Year ended June 30,


                                                       1999         1998
                                                 -------------- --------------

NET INCOME (LOSS)                                $    (346,221) $    147,957
                                                 -------------- --------------
OTHER COMPREHENSIVE INCOME (LOSS)

  Foreign currency adjustments                        (539,490)      233,393
                                                 -------------- --------------

   Total Other Comprehensive Income (Loss)            (539,490)      233,393
                                                 -------------- --------------

NET COMPREHENSIVE INCOME (LOSS)                  $    (885,711) $    381,350
                                                 ============== ==============

  The accompanying notes are an integral part of these financial statements.

                                      F7

                         GREEN MEDICAL COMPANY, LTD.
                 Statements of Stockholders Equity (Deficit)


                                                       Other
                                 Common Stock       Comprehensive Accumulated
                              Shares      Amount      Income        Deficit
                             ---------- ----------- ------------- ------------
Balance, June 30, 1997             200  $   87,474  $     23,015  $  (991,690)

Foreign currency adjustment          -           -       233,393            -

Net income for the year ended
 June 30, 1998                       -           -             -      147,957
                             ---------- ----------- ------------- ------------
Balance, June 30, 1998             200      87,474       256,408     (843,733)

Foreign currency adjustment          -           -      (539,490)           -

Net loss for the year ended
 June 30, 1999                       -           -             -     (346,221)
                             ---------- ----------- ------------- ------------

Balance, June 30, 1999             200  $   87,474  $   (283,082) $(1,189,954)
                             ========== =========== ============= ============

  The accompanying notes are an integral part of these financial statements.

                                      F8

                         GREEN MEDICAL COMPANY, LTD.
                           Statements of Cash Flows
                             Years Ended June 30,


                                                       1999           1998
                                                   ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net income (loss)                                 $   (346,221) $    147,957
 Adjustments to reconcile net income (loss) to net
  cash provided (used) by operating activities:
   Depreciation                                         213,282        69,036
   Foreign currency adjustment                         (539,490)      233,393
   Unrealized loss on investments                       113,901        34,719
   Loss on disposition of asset                               -         2,697
 Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable          (544,141)      176,914
   (Increase) decrease in accounts receivable-related         -       (81,520)
   (Increase) decrease in other receivables             (31,171)            -
   (Increase) decrease in prepaid expenses              (22,343)        2,580
   (Increase) decrease in deposits                     (132,060)       12,559
   (Increase) decrease in inventory                    (441,737)       67,595
   (Increase) decrease in other assets                  (60,125)      (58,695)
   Increase (decrease) in accounts payable              977,580      (580,336)
   Increase (decrease) in accrued expenses and
    accrued taxes and penalties                         727,913       (14,817)
   Increase (decrease) in lease deposits                 22,680        (2,147)
   Increase (decrease) in accounts payable-related     (479,101)      379,719
                                                   ------------- -------------

    Net Cash Provided(Used) by Operating Activities    (541,033)      389,654
                                                   ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of investments                               (22,325)       (3,420)
  Payment on notes receivable                             4,216        29,515
  Purchase of fixed assets                             (187,340)   (1,637,576)
                                                   ------------- -------------

    Net Cash (Used) by Investing Activities            (205,449)   (1,611,481)
                                                   ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from notes payable                         1,772,550     1,632,217
  Payment on notes payable                             (909,938)     (462,933)
                                                   ------------- -------------

    Net Cash Provided(Used) by Financing Activities     862,612     1,169,284
                                                   ------------- -------------

NET INCREASE (DECREASE) IN CASH                         116,130       (52,543)

CASH AT BEGINNING OF YEAR                                27,001        79,544
                                                   ------------- -------------

CASH AT END OF YEAR                                $    143,131  $     27,001
                                                   ============= =============
CASH PAID FOR:

  Interest                                         $    138,738  $     34,527
  Income taxes                                     $          -  $    102,510

  The accompanying notes are an integral part of these financial statements.

                                      F9

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

     Green Medical Company, Ltd. (the Company), headquartered in Nagoya, Japan, was incorporated on November 12, 1986. The Company operates a chain of pharmacies in Nagoya and the surrounding regions in Japan. The Company sells primarily prescription drugs to private individuals, but does offer a small selection of over-the-counter products. The Company receives payment for all of its prescription sales from government insurance agencies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements are as follows:

     a.  Accounting Method

     The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30 year end.

     b.  Cash and Cash Equivalents

     The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

     c.  Accounts Receivable

     Accounts receivable are shown net of the allowance for doubtful accounts of $15,738 at June 30, 1999.

     d.  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingencies and reported revenues and expenses. Actual results could differ from those estimates.

     e.  Basic Income (Loss) Per Share

     The computation of basic income (loss) per share of common stock is based on the weighted average number of shares issued and outstanding during the period of the financial statements as follows:

                                                            June 30,
                                                       1999           1998
                                                  ------------- -------------

     Numerator - income (loss)                    $   (346,221) $    147,957
     Denominator - weighted average number of
       shares outstanding                                  200           200
                                                  ------------- -------------

     Income (loss) per share                      $  (1,731.11) $     739.79
                                                  ============= =============

                                     F 10

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

     f.  Inventory

     Inventory consists primarily of prescription and over-the-counter medications, and are stated at the lower of cost or market value using the average cost method.

     g.  Property and Equipment

     Property and equipment are recorded at cost. Major additions and improvements are capitalized. Minor replacements, maintenance and repairs that do not increase the useful life of the assets are expensed as incurred. Depreciation of property and equipment is determined using the straight-line method over the expected useful lives of the assets as follows:

          Description                       Useful Life
          --------------                   --------------
          Buildings                          22 - 58 years
          Annex and fixtures                  8 - 15 years
          Computers, furniture & equipment    3 - 15 years
          Structures                         10 - 15 years
          Vehicles                            2 - 6 years

     h.  Concentrations of Risk

     Foreign Currency Translation
     ----------------------------

     The Company's functional currency is the Japanese Yen. Since the Company's financial statements must be translated into U.S. dollars, major changes in the currency exchange rate between the Japanese yen and the U.S. dollar may have a significant impact on the operations of the Company. Although the Company does not anticipate the currency exchange rate to be significantly different over the next 12 months, no such assurances can be given.

     Accounts Receivable
     -------------------

     Credit losses, if any, have been provided for in the financial statements and are based on management's expectations. The Company's accounts receivable are subject to potential concentrations of credit risk. The Company does not believe that it is subject to any unusual, or significant risks in the normal course of its business.

     i.  Revenue Recognition

     The Company's revenue is created primarily from the sale of prescription and over-the-counter medications through it's retail pharmacies. Revenue is recognized when the product is delivered to the customer.

     j.  Advertising

     The Company charges advertising costs to expense as incurred.

                                     F 11

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     k.  Recent Accounting Pronouncements

     The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15, "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive" earnings per share. Basic earnings per share includes no dilution and is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure.
SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. Their implementation did not have a material effect on the financial statements.

     The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

     SFAS 130 and 131 are effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Their implementation did not have a material effect on the financial statements.

     l.  Provision for Taxes

     The provision for income taxes charged to operations for the years ended June 30, 1999 and 1998 was $-0- and $102,510, respectively. These amounts are based on income tax rates applicable in the country of Japan and have been converted to U.S. dollars.

                                     F 12

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     m.  Statement of Cash Flows

     For the Company's operations, the functional currency has been determined to be the local currency. Accordingly, assets and liabilities are translated at year-end exchange rates, and operating statement items are translated at average exchange rates prevailing during the year. The resultant cumulative translation adjustments to the assets and liabilities are recorded as a separate component of stockholders' equity. Exchange adjustments resulting from foreign currency transactions are included in the determination of net income (loss). Such amounts are immaterial for all periods presented.

     In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

NOTE 3 -  RELATED PARTY TRANSACTIONS

     The Company, from time-to-time lends money to, or borrows money from, related parties in an effort to provide funding for various business activities, sometimes on a revolving basis.

     At June 30, 1999, the Company owed $417,022 to certain officers, directors or affiliated businesses. The amounts are non-interest bearing, unsecured and due on demand.

NOTE 4 -  PROPERTY AND EQUIPMENT

     Property and equipment consists of the following at June 30, 1999:

          Building                           $     802,626
          Annex and fixtures                       669,244
          Computers, furniture and equipment       304,170
          Structures                                21,206
          Vehicles                                 180,793
          Land                                   1,609,621
                                             --------------

                                                 3,587,660
          Accumulated depreciation                (366,439)
                                             --------------

          Net property and equipment         $   3,221,221
                                             ==============

     Depreciation expense for the years ended June 30, 1999 and 1998 was $213,282 and $69,036, respectively.

                                     F 13

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999

NOTE 5 - NOTES RECEIVABLE

     Notes receivable at June 30, 1999 are as follows:

     Note receivable from an individual, non-interest
      bearing, payable in monthly installments of $166
      through June 2007, unsecured.                           $     16,235

     Note receivable from an individual, non-interest
      bearing, payable in monthly installments of $1,035
      through December 2002, unsecured.                             42,450
                                                              -------------

                                                                    58,685
        Less current maturities                                    (14,412)
                                                              -------------
        Long-term notes receivable                            $     44,273
                                                              =============

     No interest was imputed on the notes receivable because it would be immaterial.

NOTE 6 -  MARKETABLE SECURITIES

     Marketable securities at June 30, 1999 are classified and disclosed as trading securities under the requirements of SFAS No. 115. Under such statement, the Company's securities are required to be reflected at fair market value as follows:
                                                                Unrealized
                                                   Fair         Gain
                                        Cost       Value        (Loss)
                                     ------------- ------------ -------------
                                     $    204,185  $    90,284  $   (113,901)
                                     ============= ============ =============

     Any realized or unrealized gains are reported in the statement of operations.

NOTE 7 -  INVESTMENTS

     The following investments were held by the Company as of June 30, 1999:

     Membership investments in two golf clubs and a
      night club, recorded at cost.                   $     158,527

     Other miscellaneous investments                          1,524
                                                      --------------

           Total Investments                          $     160,051
                                                      ==============

NOTE 8 -  ACCRUED TAXES AND PENALTIES PAYABLE

     At June 30, 1999, the Company owed a total of $2,187,538 in accrued taxes, penalties and interest to the various governmental agencies in Japan (see Note 11). This liability is the result of a tax assessment from the Japanese government whereby the government disallowed certain expenditures of the Company from 1993 to 1998. The amount is broken out as follows:

          Federal, state and local taxes     $     1,821,237
          Additional interest and penalties          366,301
                                             ----------------

               Total                         $     2,187,538
                                             ================

                                     F 14

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 9 -     NOTES PAYABLE

     Notes payable as of June 30, 1999 are as follows:

   Note payable to a bank in monthly installments of $6,900 plus
    2.93% interest, matures in March 2025, secured by a credit
    guarantee.                                                    $   358,950

   Note payable to a bank in monthly installments of $4,829 plus
    2.3% interest, matures in May 2008, secured by a credit
    guarantee.                                                        517,030

   Note payable to a bank in monthly installments of $3,446 plus
    2.1% interest, matures in May 2005, secured by a credit
    guarantee.                                                        245,109

   Note payable to a bank in monthly installments of $2,410 plus
    3.2% interest, matures in May 2008, secured by a credit
    guarantee.                                                        258,569

   Note payable to a bank in monthly installments of $1,375 plus
    3.2% interest, matures in May 2008, secured by a credit
    guarantee.                                                        147,784

   Note payable to a bank in monthly installments of $1,135
    plus interest at 2.5%, matures in February 2007, unsecured.       105,293

   Note payable to a bank in monthly installments of $1,789
    plus interest at 2.3%, matures in October 2007, unsecured.        179,574

   Note payable to a bank in monthly installments of $2,071
    plus interest at 2.5%, matures in September 2004, unsecured.      130,456

   Notes payable to a leasing company in monthly installments of $11,717 plus interest at 2.9%, matures through February
    2003, unsecured.                                                  195,931

   Notes payable to a leasing company in monthly installments of $3,573 plus interest at 2.8%, matures through February
    2003, unsecured.                                                  150,019

   Notes payable to a leasing company in monthly installments of $2,537 plus interest at 2.2%, matures through September
    2004, unsecured.                                                  158,295

   Other miscellaneous notes payable to various banks,
    interest ranging from 1.93% to 4.2% per annum,
    principal due through January 2012, unsecured.                    409,155
                                                                  ------------

                                                                    2,856,165
   Less current portion                                              (656,011)
                                                                  ------------

   Long-term portion                                              $ 2,200,154
                                                                  ============

                                     F 15

                         GREEN MEDICAL COMPANY, LTD.
                      Notes to the Financial Statements
                                June 30, 1999


NOTE 9 -  NOTES PAYABLE (Continued)

     Maturities of notes payable over the next five years are as follows:

               2000                       $     612,751
               2001                             466,726
               2002                             454,012
               2003                             414,614
               2004                             286,327
          Thereafter                            621,735
                                          --------------

          Total long-term notes payable   $   2,856,165
                                          ==============

NOTE 10 -  COMMITMENTS AND CONTINGENCIES

     Lease Agreement
     ---------------

     The Company has signed operating leases for some of its retail pharmacy spaces located in and around Nagoya, Japan. These operating leases expire through 2019. The lease requirements are:

             2000                         $    428,110
             2001                              370,758
             2002                              200,027
             2003                              109,942
             2004                              109,942
             Thereafter                        574,175
                                          -------------

                                          $  1,792,954
                                          =============

     Rent expense for 1999 and 1998 was $369,956 and 289,529, respectively.

NOTE 11 -   SUBSEQUENT EVENTS

     Subsequent to the balance sheet date, the Company's majority shareholder paid the accrued taxes and penalties payable shown on the balance sheet as $2,187,538 at June 30, 1999. This amount will be recorded as contributed capital on the Company's books.

                                     F 16

                        FOUNTAIN COLONY VENTURES, INC.

                  CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                June 30, 1999

                               C O N T E N T S


Consolidated Proforma Balance Sheet....................................... 3

Consolidated Statement of Operations.......................................5

Summary of Assumptions and Disclosures.................................... 6

                        FOUNTAIN COLONY VENTURES, INC.
                     Consolidated Proforma Balance Sheet
                                June 30, 1999
                                 (Unaudited)



                                  ASSETS
                                  ------

                                                                   Proforma
                                      Fountain       Green         Adjustments  Adjusted
                                      Colony         Medical       Increase     Proforma
                                      Ventures, Inc. Company, Ltd. (Decrease)   Consolidated
                                      -------------- ------------- ------------ -------------
CURRENT ASSETS

  Cash                                $           -  $    143,131  $ 2,512,083  $  2,655,214
  Receivable, net                                 -     1,332,145            -     1,332,145
  Marketable securities                           -        90,284            -        90,284
  Prepaid expenses                                -        44,519            -        44,519
  Inventory                                       -       736,613      159,082       895,695
                                      -------------- ------------- ------------ -------------

    Total Current Assets                          -     2,346,692    2,671,165     5,017,857
                                      -------------- ------------- ------------ -------------

FIXED ASSETS, NET                                 -     3,221,221            -     3,221,221
                                      -------------- ------------- ------------ -------------
OTHER ASSETS

  Organizational costs                        3,180             -       (3,180)            -
  Intercompany loans                              -       549,501            -       549,501
  Notes receivable                                -        44,273            -        44,273
                                      -------------- ------------- ------------ -------------

    Total Other Assets                        3,180       593,774       (3,180)      593,774
                                      -------------- ------------- ------------ -------------

    TOTAL ASSETS                      $       3,180  $  6,161,687  $ 2,667,985  $  8,832,852
                                      ============== ============= ============ =============

                See Summary of Assumptions and Disclosures.

                                    F 3

                      FOUNTAIN COLONY VENTURES, INC.
                    Consolidated Proforma Balance Sheet
                               June 30, 1999
                                (Unaudited)

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
              ----------------------------------------------

                                                                   Proforma
                                      Fountain       Green         Adjustments  Adjusted
                                      colony         Medical       Increase     Proforma
                                      Ventures, Inc. Company, Ltd. (Decrease)   Consolidated
                                      -------------- ------------- ------------ -------------
CURRENT LIABILITIES

  Accounts payable                    $           -  $  2,174,032  $     3,000  $  2,177,032
  Accrued expenses                                -     2,517,052   (2,187,538)      329,514
  Payable-stockholders                       26,100             -      (26,100)            -
  Notes payable                                   -       656,011            -       656,011
                                      -------------- ------------- ------------ -------------

    Total Current Liabilities                26,100     5,347,095   (2,210,638)    3,162,557
                                      -------------- ------------- ------------ -------------
LONG-TERM DEBT

  Notes payable-less current portion              -     2,200,154            -     2,200,154
                                      -------------- ------------- ------------ -------------

    Total Long-Term Debt                          -     2,200,154            -     2,200,154
                                      -------------- ------------- ------------ -------------

  TOTAL LIABILITIES                          26,100     7,547,249   (2,210,638)    5,362,711
                                      -------------- ------------- ------------ -------------

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock: 50,000,000
   shares authorized of $0.001
   par value, 26,037,361 shares
   issued and outstanding                       900             -       25,137        26,037
  Additional paid-in capital                232,677        87,474    4,596,989     4,917,140
  Other comprehensive income (loss)               -      (283,082)           -      (283,082)
  Accumulated deficit                      (256,497)   (1,189,954)     256,497    (1,189,954)
                                      -------------- ------------- ------------ -------------
    Total Stockholders' Equity
     (deficit)                              (22,920)   (1,385,562)   4,878,623     3,470,141
                                      -------------- ------------- ------------ -------------

    TOTAL LIABILITIES AND
    STOCKHOLDERS EQUITY (DEFICIT)     $       3,180  $  6,161,687  $ 2,667,985  $  8,832,852
                                      ============== ============= ============ =============


                See Summary of Assumptions and Disclosures.

                                    F 4

                      FOUNTAIN COLONY VENTURES, INC.
               Consolidated Proforma Statement of Operations
                               June 30, 1999
                                (Unaudited)


                                                                   Proforma
                                      Fountain       Green         Adjustments  Adjusted
                                      Colony         Medical       Increase     Proforma
                                      Ventures, Inc. Company, Ltd. (Decrease)   Consolidated
                                      -------------- ------------- ------------ -------------
REVENUES                              $           -  $  8,332,319  $         -  $  8,332,319

COST OF SALES                                     -     4,598,931            -     4,598,931
                                      -------------- ------------- ------------ -------------

GROSS PROFIT                                      -     3,733,388            -     3,733,388
                                      -------------- ------------- ------------ -------------
OPERATING EXPENSES

  Depreciation and amortization                   -       213,282            -       213,282
  General and administrative                 12,920     3,640,687            -     3,653,607
                                      -------------- ------------- ------------ -------------

    Total Operating Expenses                 12,920     3,853,969            -     3,866,889
                                      -------------- ------------- ------------ -------------

OPERATING (LOSS) INCOME                     (12,920)     (120,581)           -      (133,501)
                                      -------------- ------------- ------------ -------------
OTHER INCOME (EXPENSES)

  Other income                                    -        69,721            -        69,721
  Other expense                                   -      (295,361)           -      (295,361)
                                      -------------- ------------- ------------ -------------

     Total Other Income (Expenses)                -      (225,640)           -      (225,640)
                                      -------------- ------------- ------------ -------------

LOSS BEFORE INCOME TAXES                    (12,920)     (346,221)           -      (359,141)

INCOME TAXES                                      -             -            -             -
                                      -------------- ------------- ------------ -------------

NET (LOSS) INCOME                     $     (12,920) $   (346,221) $         -  $   (359,141)
                                      ============== ============= ============ =============

                See Summary of Assumptions and Disclosures.

                                    F 5

                    FOUNTAIN COLONY VENTURES, INC.
                Summary of Assumptions and Disclosures


NOTE 1 - ORGANIZATION AND HISTORY

     a.  Organization and Business Activities

     The Company was incorporated on May 6, 1988 under the laws of the State of Delaware under the name Argyle Funding, Incorporated. The Company changed its name to Fountain Colony Holding Corporation effective January 2, 1991.

     The Company changed its name to Fountain Colony Ventures, Inc., effective February 19, 1999.

      The Company's business purpose is to seek out business opportunities, including acquisitions, and mergers which management believes offers long-term growth potential.

      Green Medical Company, Ltd. (The Company), headquartered in Nagoya, Japan, was incorporated on November 12, 1986. The Company operates a chain of pharmacies in Nagoya and the surrounding regions in Japan. The Company sells primarily prescription drugs to private individuals, but does offer a small selection of over-the-counter products. The Company receives payment for all of its prescription sales from government insurance agencies.

     The balance sheets of the Company and Green Medical are presented as of June 30, 1999. The Company has a September 30 year end and Green Medical has a June 30, year end. The statements of operations are presented for the respective fiscal years as though the acquisition took place on July 1, 1998.

     b.  Recapitalization

     Effective January 17, 2000, the Company completed a reorganization agreement whereby the Company issued 21,420,000 shares of its common stock in exchange for the entire ownership interest in Green Medical. The shares issued by the Company represented approximately 85% of the total shares of the Company's common stock issued and outstanding immediately following the acquisition. The owners of Green Medical controlled the Company immediately after the acquisition according the acquisition as accounted for as a recapitalization of Green Medical with no adjustment to the carrying value of the assets or liabilities of the acquired entity.

      1. Record the acquisition of Green Medical Company, Ltd. through the issuance of 21,420,000 shares of common stock:

            Common stock                  $ (21,420)
            Additional paid-in capital       21,420
                                          ----------
            Total                         $       -
                                          ==========

                                 F 6

                    FOUNTAIN COLONY VENTURES, INC.
                Summary of Assumptions and Disclosures


NOTE 1 - ORGANIZATION AND HISTORY (Continued)

      b.  Recapitalization (continued)

      2. Record the contribution of the inventory of Sun Green stores to Fountain Colony Ventures, Inc. and the payment of income taxes, and penalties by the controlling shareholder of Green Medical Company, Ltd.:

             Accrued expenses            $ 2,187,538
             Inventory                       159,082
             Additional paid-in capital   (2,346,620)
                                         ------------

                  Total                  $         -
                                         ============

      3. Record the issuance of 837,361 shares of common stock for $2,512,083 cash at $3.00 per share of common stock

             Cash                        $ 2,512,083
             Common stock                       (837)
             Additional paid-in capital   (2,511,246)
                                         ------------

                  Total                  $         -
                                         ============

      4.  Record the estimated costs of the merger

             Accounts payable            $    (3,000)
             Additional paid-in capital        3,000
                                         ------------

                  Total                  $         -
                                         ============

      5. Eliminate the accumulated deficit of Fountain Colony Ventures, Inc. and write off the organizational costs

             Organizational costs        $    (3,180)
             Additional paid-in capital      259,677
             Deficit accumulated during
               the development stage        (256,497)
                                         ------------

                  Total                  $         -
                                         ============

      6. Record a 4.2 for 1 forward split of the shares of Fountain Colony Ventures, Inc. prior to the acquisition of Green Medical, Inc. and the forgiveness of $26,100 of shareholder debt

             Common stock                $    (2,880)
             Shareholder shares               26,100
             Additional paid in capital      (23,220)
                                         ------------

                  Total                  $         -
                                         ============


                                 F 7

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOUNTAIN COLONY VENTURES, INC.
                                      (Registrant)


Date: June 7, 2000                    By: /s/ Katumori Hayashi
                                          --------------------------
                                          Katumori Hayashi
                                          President, Chief Executive Officer
                                          and Chairman of Board of Directors

                            EXHIBIT INDEX

Exhibit                                                       Page
No.     Exhibit Description                                    No.
------  -------------------                                   -----

2.1     Agreement and Plan of Reorganization                   *
        dated January 19, 2000, by and among
        Fountain Colony, Green Medical and
        Katumori Hayashi.

2.2     Amendment to Agreement and Plan of                     *
        Reorganization dated January 27,
        2000, by and among Fountain Colony,
        Green Medical and Katumori Hayashi.

2.3     Second Amendment to Agreement and                      *
        Plan of Reorganization dated March
        23, 2000, by and among Fountain
        Colony, Green Medical and Katumori
        Hayashi.

16.1    Letter regarding resignation of                        *
        certifying accountant.


* All exhibits are incorporated by reference from the initial Current Report on Form 8-K filed April 12, 2000.